SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 5, 2004


                            Group 1 Automotive, Inc.
             (Exact name of Registrant as specified in its charter)







           Delaware                          1-13461                 76-0506313
(State or other jurisdiction of     (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)




                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
               (Address of principal executive offices) (Zip code)

                                 (713) 647-5700
               (Registrant's telephone number including area code)

Item 9.  Regulation FD Disclosure

         On February 5, 2004, Group 1 Automotive, Inc., a Delaware corporation, announced its plans to conduct a conference call following the release of financial results for the fourth quarter and full year ended December 31, 2003. The text of the press release is set forth below:





Group 1 Automotive Announces Release and Webcast of 2003
Fourth-Quarter and Full-Year Results

    HOUSTON--(BUSINESS WIRE)--Feb. 5, 2004--Group 1 Automotive, Inc. (NYSE:GPI), a Fortune 500 specialty retailer, announced it plans to release financial results for the fourth quarter and full year ended Dec. 31, 2003, prior to the market open on Thursday, Feb. 26, 2004. B.B. Hollingsworth Jr., Group 1's chairman, president and chief executive officer, and Scott L. Thompson, executive vice president, chief financial officer and treasurer, will host a conference call to discuss the results later that morning at 10 a.m. EST.
    The conference call will be simulcast live on the Internet and can be accessed by logging onto www.vcall.com, or www.group1auto.com. A replay will be available at these sites for 30 days.
    A telephonic replay will be available following the call through March 4, 2004, by dialing: 800-405-2236 (domestic) or 303-590-3000
(international), passcode: 568505#.

    About Group 1 Automotive, Inc.

    Group 1 currently owns 74 automotive dealerships comprised of 116 franchises, 30 brands, and 27 collision service centers located in California, Colorado, Florida, Georgia, Louisiana, Massachusetts, New Mexico, Oklahoma and Texas. Through its dealerships and Internet sites, the company sells new and used cars and light trucks; arranges related financing, vehicle service and insurance contracts; provides maintenance and repair services; and sells replacement parts.
    Group 1 Automotive can be reached on the Internet at www.group1auto.com

    CONTACT: Group 1 Automotive, Inc., Houston
             B.B. Hollingsworth, Jr., 713-647-5700
             or
             Scott L. Thompson, 713-647-5700
             or
             Kim Paper Canning, 713-647-5700
             or
             Fleishman-Hillard, Houston
             Investors/Media:
             Russell A.Johnson, 713-513-9515

In accordance with General Instruction B.2. of Form 8-K, the information contained in such press release shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 Group 1 Automotive, Inc.



    February 5, 2004             By:    /s/ Scott L. Thompson
--------------------------------     ------------------------------------------
        Date                         Scott L. Thompson, Executive Vice President
                                     Chief Financial Officer and Treasurer